                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Timothy H. Callahan and Jeffrey Echt, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Trizec Properties, Inc. for the fiscal year ended December 31, 2002, and any and all amendments thereto, and other documents in connection therewith and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This 10th day of February, 2003.

                                      /s/ Peter Munk
                                      -------------------------------------
                                      Peter Munk
                                      Chairman of the Board

                                      /s/ Brian Mulroney
                                      -------------------------------------
                                      Brian Mulroney
                                      Director

                                      /s/ Glenn Rufrano
                                      -------------------------------------
                                      Glenn Rufrano
                                      Director

                                      /s/ Richard Thomson
                                      -------------------------------------
                                      Richard Thomson
                                      Director

                                      /s/ Polyvios Vintiadis
                                      -------------------------------------
                                      Polyvios Vintiadis
                                      Director

                                      /s/ Stephen Volk
                                      -------------------------------------
                                      Stephen Volk
                                      Director

                                      /s/ Casey Wold
                                      -------------------------------------
                                      Casey Wold
                                      Director